UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Mastercard Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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MASTERCARD INCORPORATED
2000 PURCHASE STREET
PURCHASE, NY 10577-2509

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Your **Vote** Counts!

MASTERCARD INCORPORATED

2024 Annual Meeting
Vote by June 17, 2024
11:59 PM ET

You invested in MASTERCARD INCORPORATED and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2024.**

Get informed before you vote

View the Notice and Proxy Statement for the 2024 Annual Meeting of Stockholders of Mastercard Incorporated and the 2023 Annual Report on Form 10-K of Mastercard Incorporated online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 18, 2024
8:30 A.M., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/MA2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS TO SERVE ON THE BOARD OF DIRECTORS	
	Nominees:	
1a.	Merit E. Janow	For
1b.	Candido Bracher	For
1c.	Richard K. Davis	For
1d.	Julius Genachowski	For
1e.	Choon Phong Goh	For
1f.	Oki Matsumoto	For
1g.	Michael Miebach	For
1h.	Youngme Moon	For
1i.	Rima Qureshi	For
1j.	Gabrielle Sulzberger	For
1k.	Harit Talwar	For
1l.	Lance Uggla	For
2.	Advisory approval of Mastercard's executive compensation	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Mastercard for 2024	For
4.	Consideration of a stockholder proposal requesting transparency in lobbying	Against
5.	Consideration of a stockholder proposal requesting a director election resignation bylaw	Against
6.	Consideration of a stockholder proposal requesting a congruency report on privacy and human rights	Against
7.	Consideration of a stockholder proposal requesting a human rights congruency report	Against
8.	Consideration of a stockholder proposal requesting a report on gender-based compensation and benefit gaps	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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